INNOVATING TREATMENTS THROUGH ADVANCED PLACENTAL SCIENCE November 19, 2020 2020 Canaccord Genuity Virtual Medical Technologies & Diagnostics Forum Exhibit 99.1

IMPORTANT CAUTIONARY STATEMENT This presentation contains forward-looking statements. Investors are cautioned against placing undue reliance on these statements. All statements relating to events or results that may occur in the future are forward-looking statements, including, without limitation, statements regarding the following: the regulatory pathway for our products, including our existing and planned investigative new drug application and pre-market approval requirements, the timing, design and success of our clinical trials and pursuit of biologic license applications (“BLAs”) and other regulatory approvals for certain products; our expectations regarding our ability to continue marketing our micronized products and certain other products during and following the end of the period of enforcement discretion announced by the United States Food and Drug Administration (“FDA”); expectations regarding future revenue growth, including product innovations, expansion into additional domestic and international markets, our product pipeline and the potential to increase our product offerings, and future research and development expenses; ongoing and future effects arising from the COVID-19 pandemic and the Company’s plans to adhere to governmental recommendations with respect thereto; our expectations regarding market opportunities, expected growth in certain markets, and demographic and market trends.; and our expectations regarding our ability to resolve certain legal matters. Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “seek,” “target,” “future,” “plan,” “continue,” “potential,” “possible,” “could,” “estimate,” “may,” “anticipate,” “to be” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to differ materially. Factors that may cause such a difference include, without limitation, those discussed under the heading “Risk Factors” in our most recent Form 10-Q and in our Form 10-K for the year ended December 31, 2019. Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, a change in circumstances or otherwise. Each forward-looking statement contained herein is specifically qualified in its entirety by the aforementioned factors. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures to describe the Company’s performance. Additional information and reconciliations of those measures to GAAP measures are provided in the appendix to this presentation beginning at slide 24.

MARKET LEADER WITH DIFFERENTIATED PLATFORM READY TO ACHIEVE LONG-TERM GROWTH 1 2 3 4 5 7 6 Leader in tissue-based products for advanced wound care Strong & differentiated infrastructure to deliver growth Versatile product offerings supported by robust clinical evidence Underserved, growing market opportunity Promising pipeline targets unmet needs in large markets Experienced, new leadership team Business now positioned for sustainable & profitable growth

PATIENTS ARE WHY WE ARE HERE. WE HAVE AN OPPORTUNITY AND RESPONSIBILITY TO MAKE A DIFFERENCE FOR THESE PATIENTS. AND IN DOING SO, GROW A SUCCESSFUL AND MEANINGFUL HEALTHCARE COMPANY.” “ TIMOTHY R. WRIGHT CHIEF EXECUTIVE OFFICER ALVIN PHYLLIS NICK RUTH

MIMEDX IS A PIONEER IN PLACENTAL BIOLOGICS Leading Brands in Existing Core Business Position Company to Capitalize on Late-stage Pipeline Revenue growth Profitability Cash generation Existing Core Business Late-Stage Pipeline Market opportunity Clinical evidence Commercialization

LEADING PRODUCT PORTFOLIO POSITIONED FOR GROWTH

$256M
TTM Net Sales[1]

84%
Gross Margin[2]

$737M
Market Cap[3]


WELCOME BACK
TO NASDAQ
MiMedx
MDXG-11/4/2020
MDXG NasdaqListed
Nasdaq

2,000,000+
Allografts Distributed[4]

<0.01%
Reported Events[4]

75,000+
Placentas Recovered[4]

30M
with diabetes[5] (U.S.)

2.9M
chronic wounds[6]

Reimbursement coverage, U.S.:
300M+
lives

EpiFix® | purion BY MIMEDX

- 5-year shelf life
- Room temp storage
- 300+ regulatory proteins

SMR²T BY MIMEDX

17.5M+
U.S. KOA patients[7]

2M+
U.S. Patients treated for PF annually[8]

1,000+ patients
studied under IND clinical programs[9]

10,000+ ft²
of ISO Class 7 clean room space

(1) Trailing twelve months period eded September 30, 2020, as reported in applicable SEC filings. (2) Represents GAAP gross margin for the trailing twelve months period ended September 30, 2020. (3) Based on closing stock price on November 18, 2020 (4) As of December 31, 2019; (5) Sen CK. Human Wounds and Its Burden: An Updated Compendium of Estimates. Adv Wound Care (New Rochelle). 2019;8(2):39-48. doi:10.1089/wound.2019.0946; (6) BioMed GPS SmartTrak; (7) Global Data Knee Reconstruction Data Model United States 2020 (8) Tong KB, Furia J. Economic burden of plantar fasciitis treatment in the United States. Am J Orthop (Belle Mead NJ). 2010;39(5):227-231; (9) MiMedx IND Clinical Trial Programs; Plantar Fasciitis Phase 2B: 147; Plantar Fasciitis Phase 3: 276; Knee Osteoarthritis Phase 2B: 430+; Achilles Tendonitis Phase 3: 158.

6

MiMedx

AMNIOTIC TISSUE: LARGEST & FASTEST GROWING SEGMENT OF SKIN/DERMAL SUBSTITUTE MARKET



U.S. Amniotic Tissue Market
Competitor A
Competitor B
Competitor C
Others
MiMedx
~$233M
6% CAGR
skin substitutes
$1B
+8-10%
CAGR
Amniotic Tissue Allografts
Xenograft Skin Substitutes
Others

Growth drivers:

- Aging population
- Growing prevalence of diabetes and chronic wounds
- Increasing number of wound care procedures
- Rising physician awareness of new treatment options
- Focus on clinical efficacy and cost effectiveness

7

Source: BioMed GPS SmartTrak; CAGR 2019-2024E

MiMedx

UNLOCKING OUR POWERFUL PLATFORM FOR FUTURE GROWTH 40+ clinical & scientific publications in peer-reviewed, indexed journals Best-in-class evidence recognized by AHRQ1 Robust publication strategy with accompanying medical education support Universal tissue with broad applicability Rigorous quality manufacturing process with attractive gross margins Geographically distributed and scalable placenta donation & recovery network Experienced sales team with extensive reach & established customer relationships Reimbursement coverage of 300+ million lives (Medicare, Medicaid, Commercial) Current multi-year contracts, including commitment tier, with largest GPOs2 BODY OF EVIDENCE MARKET-LEADING PLATFORM COMMERCIAL SCALE (1) Agency for Healthcare Research and Quality; (2) Group Purchasing Organizations Positioned to achieve sustainable and profitable growth in fast growing markets Strong balance sheet provides ability to pursue attractive growth opportunities Investing in promising late-stage pipeline for patients with unmet needs FINANCIAL STRENGTH

WELL BALANCED ACROSS CARE SETTINGS Largest U.S. commercial payor will provide coverage for EpiFix® in the treatment of diabetic foot ulcers effective December 1, 2020 Significant amount of revenue earned through staggered, multi-year contracts with GPOs, provide broad access to drive utilization Diversified care setting mix provides a stable platform for growth GPO 78% Other 22% Revenue Related to Key GPO / IDN Contracts Q3 2020 Revenue (TTM) Private Office Out-patient In-patient Reimbursement coverage, U.S. 300M+ lives Other

Existing Core Business Drive disease state awareness across care continuum Publish additional data Expand into additional wound applications FOUR KEY DRIVERS TO ACHIEVE CORE GROWTH Portfolio Expansion Advance market assessments and analytics Leverage clinical and regulatory expertise Invest in prioritized new markets Maximize core business Enhance sales force productivity and commercial analytics Highlight clinical and economic value Continue product innovation Explore additional priority markets Identify wound care adjacencies PURSUE INTERNATIONAL EXPANSION ENHANCE PORTFOLIO VALUE TARGET NEW BUSINESS EXPAND THE MARKET 2 1 3 4

Existing Core Business MAXIMIZING OPPORTUNITIES IN OUR CORE BUSINESS 2 1 3 Increase the Market Opportunity Capture Disproportionate Share Invest to Enhance Commercial Excellence Model

LATE-STAGE PIPELINE AIMED AT SIZABLE MARKETS MUSCULOSKELETAL/SPORTS MEDICINE Plantar Fasciitis PHASE 3 1H 2022 Est. BLA filing Achilles Tendonitis PHASE 3 2H 2021 Est. BLA filing* Knee Osteoarthritis PHASE 2 1H 2024 Est. BLA filing ADVANCED WOUND CARE Chronic Wounds PRE-CLINICAL 1H 2021 Est. IND/IDE filing Surgical Incisions PRE-CLINICAL 1H 2021 Est. IND/IDE filing Soft Tissue Defects PRE-CLINICAL 1H 2021 Est. IND/IDE filing Potential to address unmet patient needs as a platform technology across multiple markets According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns.; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications * Dependent on data readout

FINANCIAL STRENGTH FORTIFIES SUSTAINABLE AND PROFITABLE GROWTH Adj. Free Cash Flow3 $31M (1) Trailing twelve months period ended September 30, 2020. Adjusted Net Sales and Adjusted Gross Margin are non-GAAP measurements and exclude impact of Revenue Transition amounts; Refer to slide 3 for the respective GAAP amount and to slide 24 for more information. (2) Calculated on a trailing twelve-month basis for each period. Adjusted Net Sales and Adjusted EBITDA are non-GAAP measurements. Refer to slide 24 for more information. (3) Adjusted Free Cash Flow is calculated as Adjusted EBITDA less capital expenditures and patent application costs; Refer to slide 24 for more information. Inventory Levels Adjusted EBITDA as % of Adjusted Net Sales2 Adjusted Net Sales1 $241M Adjusted Gross Margin1 83.8% Days Sales Outstanding at 9/30/2020 43 days Net Cash at 9/30/2020 $62M Net Loss (TTM) $40M Includes: $12.1M benefit from Revenue Transition $59.2M charge for Investigation, Restatement and Related Expenses Inventory levels provide sufficient supply

CONTINUED PROGRESS TO RESOLVE REMAINING LEGAL CONTINGENCIES Current spend relates to legal matters involving the company (fees and resolution) and indemnification costs for former officers and directors Company has utilized some of the applicable Directors & Officers insurance, and has some remaining coverage available 12 of 15 material litigation matters disclosed in 2019 Form 10-K now resolved; appendix lists specific cases Securities class action matter remains outstanding; mediation scheduled for December Audit Committee investigation concluded in Q2 2019 Financial restatement completed at end of Q2 2020 Two additional matters resolved in principle Q4 2020 Legal & Indemnification Restatement Investigation Investigation, Restatement and Related Expense:

Financing transactions1 provide ability to: RECENT FINANCINGS AND NASDAQ RELISTING PROVIDE FINANCIAL FLEXIBILITY Prioritize investment in growth drivers Pursue attractive growth opportunities Stabilize business Initial holders are affiliates of EW Healthcare Partners (90%) and Hayfin Capital Management (10%) Two board members: Bill Hawkins and Marty Sutter Term loan of $50 million Delayed draw of $25 million available through June 2021 Counterparties are affiliates of Hayfin Capital Management Issued $100 million in convertible preferred stock Entered into $75 million loan facility (1) For a discussion of the transactions and more information on these and other terms, refer to Item 9B, Other Information, in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2019.

MARKET LEADER WITH DIFFERENTIATED PLATFORM READY TO ACHIEVE LONG-TERM GROWTH 1 2 3 4 5 7 6 Leader in tissue-based products for advanced wound care Strong & differentiated infrastructure to deliver growth Versatile product offerings supported by robust clinical evidence Underserved, growing market opportunity Promising pipeline targets unmet needs in large markets Experienced, new leadership team Business now positioned for sustainable & profitable growth

QUESTION & ANSWER SESSION

APPENDIX

CLINICAL EVIDENCE DEMONSTRATES DIFFERENTIATION & SUPPORTS REIMBURSEMENT Statistically significant results* Randomized controlled trials across multiple applications Head-to-head study results demonstrate superior clinical outcomes & substantially lower cost-to-closure compared to Apligraf® Studies demonstrate low Risk-of-Bias* *Skin Substitutes for Treating Chronic Wounds Technical Brief; Technology Assessment Program; Agency for Healthcare Research and Quality, Feb 2, 2020 “intended to help health care decision makers — patients and clinicians, health system leaders, and policymakers, among others — make well-informed decisions and thereby improve the quality of health care services” VALIDATION OF DATA IN RECENT AHRQ* REPORT BEST-IN-CLASS CLINICAL EVIDENCE

= Joined since 2018 EXPERIENCED LEADERSHIP TEAM ROBERT STEIN, MD, PhD EVP, Research & Development SCOTT TURNER SVP, Operations & Procurement MARK ROGERS VP, Global Quality Assurance & Regulatory PETE CARLSON Chief Financial Officer MARK GRAVES Chief Compliance Officer STAN MICEK SVP, Business Development ROHIT KASHYAP, PhD Chief Commercial Officer BUTCH HULSE General Counsel & Secretary TIMOTHY R. WRIGHT Chief Executive Officer

MATERIAL LITIGATION CLOSURE UPDATE

12 of 15 "Material Litigation" matters disclosed in 2019 Form 10-K now resolved

Matters Resolved in Last 16 Months

Matter	Type of Matter	Timing of Resolution
Shareholder Derivative Litigation	Derivative Claims for Breach of Fiduciary Duty	Q2 2020
Annual Meeting Litigation	Two Cases to Compel Shareholder Meetings	Q2/Q3 2019
S.E.C. Civil Enforcement	Civil Enforcement	Q4 2019
V.A./DOJ Pricing Practices	*Qui Tam* Action	Q2 2020
NuTech	Patent	Q3 2020
Osiris	Breach of Contract Trade Secret Theft	Q3 2020
OSHA	Retaliation	Q2 2020
Kruchoski	Retaliation	Q3 2019
Fox	Retaliation	Q4 2019
Scott	Retaliation/Gender Discrimination	Q4 2019
MDNC	Healthcare Industry Compliance Investigation	Q4 2020[1]
PAN	*Qui Tam* Action	Q4 2020[1]

Matters Pending

Matter	Type of Matter
Securities Litigation	Civil Class Action
Sparrow	Defamation
Viceroy	Defamation

(1) Reached agreement in principle on two matters in 4Q 2020

21

MiMedx

ADJUSTED NET SALES TRENDS REFLECT STABILIZATION POST COVID-19 DOWNTURN Net Sales Adjusted Net Sales1 (1) Adjusted Net Sales excludes impact of Revenue Transition amounts. See slide 24 for reconciliation to Net Sales. ($ millions) Revenue presentation includes impact of 2019 transition in revenue recognition

SUMMARY BALANCE SHEETS ($ millions) 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Assets Cash and Cash Equivalents 28.4 96.9 94.1 69.1 53.5 48.2 109.6 Accounts Receivable, net 0.0 0.0 21.4 32.3 31.9 30.1 33.0 Inventory, net 16.4 15.0 12.0 9.1 9.2 10.6 11.0 Other Current Assets 12.4 10.6 6.5 12.7 21.2 18.7 17.9 Total Current Assets 57.2 122.5 134.0 123.2 115.9 107.6 171.5 Property and Equipment 16.4 14.7 13.2 12.3 11.8 10.8 10.3 Other Assets 33.9 33.1 32.1 31.6 31.2 32.5 31.5 Total Assets 107.4 170.3 179.3 167.2 158.9 150.9 213.3 Liabilities and Stockholders’ Equity Current Liabilities 64.3 78.1 73.4 67.3 63.7 63.7 57.3 Long Term Debt, net 0.0 63.1 62.2 61.9 61.6 61.5 47.6 Other Liabilities 4.7 4.5 4.2 3.5 3.2 2.9 4.4 Total Liabilities 69.1 145.6 139.7 132.8 128.6 128.1 109.3 Convertible Preferred Stock 0.0 0.0 0.0 0.0 0.0 0.0 91.1 Stockholders’ Equity 38.4 24.7 39.6 34.4 30.3 22.9 12.9 Total Liabilities and Stockholders’ Equity 107.4 170.3 179.3 167.2 158.9 150.9 213.3 Unaudited

SUMMARY INCOME STATEMENTS ($ millions) 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Net Sales 66.6 67.4 88.9 76.4 61.7 53.6 64.3 Cost of Sales 7.4 9.7 13.2 12.7 10.0 8.2 10.3 Gross Profit 59.1 57.7 75.7 63.7 51.7 45.4 54.0 Research & Development 2.9 2.8 2.7 2.7 2.7 2.3 3.4 Selling, General, and Administrative 50.9 50.6 51.3 45.4 46.9 37.3 48.0 Investigation, Restatement, and Related 18.1 21.0 7.2 20.1 15.6 11.4 12.0 Amortization of Intangible Assets 0.2 0.3 0.3 0.3 0.3 0.3 0.3 Impairment of Intangible Assets 0.4 0.0 0.0 0.0 0.0 0.0 0.0 Operating (Loss) Income (13.4) (17.1) 14.2 (4.9) (13.7) (5.9) (9.7) Loss on extinguishment of debt 0.0 0.0 0.0 0.0 0.0 0.0 (8.2) Interest Expense, net 0.2 (0.3) (2.3) (2.4) (2.4) (2.6) (1.5) Other (Expense) Income, net (0.0) 0.2 0.1 0.0 0.0 (0.0) 0.0 Pretax (Loss) Income (13.2) (17.2) 12.1 (7.3) (16.1) (8.4) (19.4) Income Tax Provision (Expense) Benefit (0.0) (0.0) 0.3 (0.2) 11.3 (0.0) (0.0) Net (Loss) Income (13.3) (17.2) 12.4 (7.5) (4.8) (8.5) (19.4) Unaudited

SUMMARY CASH FLOW STATEMENTS

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
					Unaudited		
Net (Loss) Income	(13.3)	(17.2)	12.4	(7.5)	(4.8)	(8.5)	(19.4)
Effect of Change in Revenue Recognition	0.0	0.0	(17.4)	0.0	0.0	0.0	0.0
Share-Based Compensation	3.0	3.5	2.7	2.9	3.3	4.4	3.7
Depreciation	1.7	1.6	1.6	1.6	1.5	1.4	1.5
Other Non-Cash Effects	1.8	0.9	1.1	1.2	1.2	1.3	9.5
Changes in Assets	(0.0)	3.6	1.3	(14.2)	(8.2)	2.9	(1.8)
Changes in Liabilities	(8.4)	9.7	(4.9)	(7.0)	(5.3)	(4.7)	1.9
Net Cash Flows Used in Operating Activities	**(15.3)**	**2.1**	**(3.2)**	**(23.1)**	**(12.3)**	**(3.1)**	**(4.6)**
Purchases of Property and Equipment	(0.6)	(0.3)	(0.2)	(0.7)	(1.0)	(0.4)	(0.7)
Principal Payments from Note Receivable	0.4	0.0	2.3	0.0	0.0	0.0	0.0
Patent Application Costs	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.0)
Net Cash Flows Used in Investing Activities	**(0.4)**	**(0.3)**	**2.1**	**(0.8)**	**(1.1)**	**(0.5)**	**(0.7)**
Preferred Stock Net Proceeds	0.0	0.0	0.0	0.0	0.0	0.0	93.4
Proceeds from Term Loan	0.0	72.8	0.0	0.0	0.0	10.0	49.5
Repayment of Term Loan	0.0	0.0	(0.9)	(0.9)	(0.9)	(10.9)	(72.0)
Prepayment Premium on Term Loan	0.0	0.0	0.0	0.0	0.0	0.0	(1.4)
Deferred Financing Cost	0.0	(6.0)	(0.6)	(0.0)	0.0	(0.0)	(2.8)
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(1.0)	(0.1)	(0.2)	(0.2)	(1.5)	(0.8)	(0.1)
Proceeds from Exercise of Stock Options	0.0	0.1	0.0	0.0	0.3	0.0	0.1
Net Cash Flows Used in Financing Activities	**(1.0)**	**66.7**	**(1.7)**	**(1.1)**	**(2.2)**	**(1.8)**	**66.7**
Beginning Cash Balance	45.1	28.4	96.9	94.1	69.1	53.5	48.2
Change in Cash	(16.7)	68.5	(2.8)	(25.1)	(15.5)	(5.3)	61.4
Ending Cash Balance	**28.4**	**96.9**	**94.1**	**69.1**	**53.5**	**48.2**	**109.6**

25

MiMedx

NON-GAAP METRICS RECONCILIATION ($ millions) 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Net Sales – Reported $ 66.6 $ 67.4 $ 88.9 $ 76.4 $ 61.7 $ 53.6 $ 64.3 Less: Revenue Transition Impact1 ─ ─ 21.5 8.2 4.5 1.7 1.0 Adjusted Net Sales $ 66.6 $ 67.4 $ 67.3 $ 68.2 $ 57.2 $ 51.9 $ 63.3 Gross Profit $ 59.1 $ 57.7 $ 75.7 $ 63.7 $ 51.7 $ 45.4 $ 54.0 Less: Revenue Transition Impact1 ─ ─ 18.6 7.1 3.9 1.5 0.9 Adjusted Gross Profit $ 59.1 $ 57.7 $ 57.1 $ 56.6 $ 47.8 $ 44.0 $ 53.1 Adjusted Gross Margin 88.7% 85.6% 84.8% 83.0% 83.6% 84.8% 83.9% Adjusted EBITDA $ 10.9 $ 9.5 $ 7.6 $ 14.1 $ 3.1 $ 10.2 $ 6.9 Less: Capital Expenditures (0.6) (0.3) (0.2) (0.7) (1.0) (0.4) (0.7) Less: Patent Application Costs (0.2) (0.1) (0.1) (0.1) (0.1) (0.1) (0.0) Adjusted Free Cash Flow $ 10.1 $ 9.1 $ 7.3 $ 13.3 $ 2.0 $ 9.7 $ 6.2 (1) Impact of revenue transition includes the Transition Adjustment during 3Q2019 and cash collected in 4Q2019, 1Q2020, 2Q2020, and 3Q2020 related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2019, and the respective Form 10-Qs for the noted quarterly periods. Unaudited

ADJUSTED EBITDA RECONCILIATION ($ millions) 4Q19 1Q20 2Q20 3Q20 Net Loss (7.5) (4.8) (8.5) (19.4) Depreciation & Amortization 1.8 1.8 1.7 1.8 Interest Expense 2.4 2.4 2.6 1.5 Loss on Extinguishment of Debt 0.0 0.0 0.0 8.2 Income Tax 0.2 (11.3) 0.0 0.0 EBITDA (3.0) (12.0) (4.2) (7.9) Investigation, Restatement & Other 20.1 15.6 11.4 12.0 Revenue Transition (5.9) (3.9) (1.5) (0.9) Share-Based Compensation 2.9 3.3 4.4 3.7 Adjusted EBITDA1 14.1 3.1 10.2 6.9 (1) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation and Restatement, (vii) the effect of the change in revenue recognition on net loss, and (viii) share-based compensation. Investigation, Restatement & Other: Audit Committee Investigation completed in 2Q19 Restatement activities completed in 2Q20 Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, and indemnification costs under agreements with former officers and directors Revenue transition excludes gross profit impact of shipments prior to 10/1/19 (see slide 24)